SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: October 5, 2004

QLT INC.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	000-17082	N/A

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5

(Address of Principal Executive Offices) (Zip Code)

(604) 707-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 15.1
EXHIBIT 23.1
EXHIBIT 99.3

     As set forth below, QLT Inc. hereby amends Item 9.01 of its Current Report on Form 8-K filed on October 6, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

15.1	Letter in Lieu of Consent of Deloitte & Touche LLP regarding the report on unaudited pro forma financial information.

23.1	Consent of Deloitte & Touche LLP for Canadian regulatory purposes.

*99.1	QLT’s audited consolidated balance sheets as of December 31, 2003 and 2002, and audited consolidated statements of income, cash flows and changes in shareholders’ equity for each of the years in the period ended December 31, 2003 (each prepared in accordance with Canadian GAAP), the notes thereto and the Auditors’ Report.

2

*99.2	QLT’s unaudited consolidated balance sheets as of June 30, 2004 and December 31, 2003, unaudited consolidated statements of income and cash flows for the three and six months ended June 30, 2004 and 2003, and unaudited consolidated statements of changes in shareholders’ equity for the three and six months ended June 30, 2004 (each prepared in accordance with Canadian GAAP ), and the notes thereto.

99.3	QLT’s unaudited pro forma condensed consolidated balance sheet as of June 30, 2004 and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2003 and the six months ended June 30, 2004 (each prepared in accordance with US GAAP and reconciled to Canadian GAAP ), the notes thereto and the Compilation Report thereon.

* previously filed.

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC. (Registrant)
By:	/s/ Michael J. Doty
Michael J. Doty
Senior Vice President and Chief Financial Officer

     Dated: October 29, 2004

EXHIBIT INDEX

Exhibit
No.	Description
15.1	Letter in Lieu of Consent of Deloitte & Touche LLP regarding the report on unaudited pro forma financial information.

23.1	Consent of Deloitte & Touche LLP for Canadian regulatory purposes.

*99.1	QLT’s audited consolidated balance sheets as of December 31, 2003 and 2002, and audited consolidated statements of income, cash flows and changes in shareholders’ equity for each of the years in the three year period ended December 31, 2003 (each prepared in accordance with Canadian GAAP), the notes thereto and the Auditors’ Report.

*99.2	QLT’s unaudited consolidated balance sheets as of June 30, 2004 and December 31, 2003, unaudited consolidated statements of income and cash flows for the three and six months ended June 30, 2004 and 2003, and unaudited consolidated statements of changes in shareholders’ equity for the three and six months ended June 30, 2004 (each prepared in accordance with Canadian GAAP), and the notes thereto.

99.3	QLT’s unaudited pro forma condensed consolidated balance sheet as of June 30, 2004 and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2003 and the six months ended June 30, 2004 (each prepared in accordance with U.S. GAAP and reconciled to Canadian GAAP), the notes thereto and the Compilation Report thereon.

* previously filed.